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                                                                   EXHIBIT 10.57


                      ELEVENTH AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT
                       (RECEIVABLES AND INVENTORY); WAIVER


        This Eleventh Amendment to Second Amended and Restated Credit Agreement (Receivables and Inventory); Waiver (this "Amendment") is entered into as of February 27, 1998, among Bank of America National Trust and Savings Association ("Bank") and GT Bicycles California, Inc. ("GTBC"), Riteway Products East, Inc. ("East"), Riteway Products North Central, Inc. ("North Central"), Rite-Way Distributors Central, Inc. ("Central"), Rite-Way Distributors, Inc. ("Distributors"), GT and Bicycles, Inc. ("GT"). GTBC, East, North Central, Central, and Distributors are sometimes hereinafter referred to collectively as "Borrowers" and individually as a "Borrower."

                                    RECITALS

        A. Bank, Borrowers, and GT are parties to that certain Second Amended and Restated Credit Agreement (Receivables and Inventory) dated as of August 12, 1996, as modified by amendments dated September 15, 1996, October 15, 1996, October 31, 1996, February 13, 1997, March 14, 1997, August 15, 1997, September 11, 1997, October 23, 1997, November 18, 1997, and February 4, 1998, (as
amended, the "Credit Agreement").

        B. The parties hereto now desire to amend the Credit Agreement on the terms and conditions set forth below.

                                    AGREEMENT

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

        2. Amendments. The Credit Agreement shall be amended as follows:

             (a) In subparagraph (iii) of the definition of "Borrowing Base" in Paragraph 1.1, the words "February 27, 1998" are amended to read "March 31, 1998."

             (b) In subparagraph (iv) of the definition of "Borrowing Base" in Paragraph 1.1, the words "February 28, 1998" are amended to read "April 1, 1998."

             (c) In subparagraph (v) of the definition of "Borrowing Base" in Paragraph 1.1, the words "February 28, 1998" are amended to read "March 31, 1998."

             (d) In the definition of "Revolving Credit Limit" in Paragraph 1.1, the words "February 28, 1998" are amended to read "March 31, 1998."

             (e) Except as hereby amended, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.


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        3. Waiver. Bank hereby waives Borrowers' and GT's noncompliance with
Paragraphs 8.4 and 8.27 of the Credit Agreement for the fiscal quarter ended December 31, 1997. This waiver is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Credit Agreement, or under any agreement or instrument mentioned in the Credit Agreement, or as a waiver of any other default of the same or of any other term or provision of the Credit Agreement.

        4. Fee. Concurrently with the execution of this Amendment, Borrowers will pay to Bank a fee of $5,000.

        5. Representations and Warranties. Borrowers and GT represent and warrant to Bank that: (i) after giving effect to the waiver in Paragraph 3 above, no Event of Default under the Credit Agreement and no event which, with notice or lapse of time or both, would become an Event of Default has occurred and is continuing; (ii) after giving effect to the waiver in Paragraph 3 above, Borrowers' and GT's representations and warranties made under the Credit Agreement are true as of the date hereof; (iii) the making and performance by Borrowers and GT of this Amendment have been duly authorized by all necessary corporate action; (iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.

        6. Conditions. This Amendment will not become effective until Bank has received the following:

             (a) An original of this Amendment, executed by Borrowers, GT, and Bank.

             (b) The fee provided in Paragraph 4 above.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


BANK OF AMERICA NATIONAL                           GT BICYCLES CALIFORNIA, INC.
TRUST AND SAVINGS ASSOCIATION                      RITEWAY PRODUCTS EAST, INC.
                                                   RITEWAY PRODUCTS NORTH
                                                     CENTRAL, INC.
By: /s/ E.M. Amendt                                RITE-WAY DISTRIBUTORS
   -------------------------------                   CENTRAL, INC.
        E.M. Amendt                                RITE-WAY DISTRIBUTORS, INC.
        Vice President                             GT BICYCLES, INC.


                                                   By: /s/ Michael Haynes
                                                       -------------------------
                                                           Michael Haynes
                                                           President


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